UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2024

FALCON’S BEYOND GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41833	92-0261853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1768 Park Center Drive

Orlando, FL 32835

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (407) 909-9350

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FBYD	The Nasdaq Stock Market LLC
Warrants to purchase 1.034999 shares of Class A common stock, at an exercise price of $11.50 per share	FBYDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed in the Notification of Late Filing on Form 12b-25, filed by Falcon’s Beyond Global, Inc., a Delaware corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on April 2, 2024, the Company determined that it was unable, without unreasonable effort or expense, to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Form 10-K”) by the prescribed due date because the Company required additional time to finalize its impairment assessment procedures and complete the necessary valuation process for certain long-lived fixed assets subject to impairment to be recorded in the financial statements included in the Form 10-K.

On April 18, 2024, the Company received a notice (the “Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company is not in compliance with requirements of Nasdaq Listing Rule 5250(c)(1) (the “Rule”) as a result of not having timely filed its Form 10-K with the SEC. Under Nasdaq rules, the Company has 60 calendar days from the date of the Notice, or until June 17, 2024, to submit a plan to regain compliance with the Rule, if the Form 10-K is not filed before such date. Following receipt of such plan, if applicable, Nasdaq may grant the Company an exception of up to 180 calendar days from the Form 10-K due date, or until October 14, 2024, for the Company to regain compliance with the Rule. If the Company fails to regain compliance with the Rule, the Company’s securities would be subject to delisting from Nasdaq, provided that the Company would be able to request a hearing before an independent Nasdaq Hearings Panel which hearing request would automatically stay any suspension or delisting action through the conclusion of the hearings process and the expiration of any additional extension period granted by the panel following the hearing.

The Notice has no immediate effect on the listing of the Company’s securities on Nasdaq. While the Company can provide no assurances as to timing, the Company is working diligently to finalize the Form 10-K and plans to file the Form 10-K as soon as practicable, including to regain compliance with the Rule.

Item 7.01 Regulation FD Disclosure

On April 24, 2024, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent that such other filing specifically incorporates such information by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated April 24, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the exhibit (the “Form 8-K”), contains statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this in this Form 8-K, words such as “expect,” “may,” “plans,” “will,” and similar expressions identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements are subject to risks and uncertainties that could cause actual results to differ from those expressed in or implied by the forward-looking statements, including the ability of the Company to regain compliance with the Rule, and the timing of the Company’s filing of its Form 10-K, as well as the business, financial and accounting risks disclosed under the caption “Risk Factors” in the Registration Statement on Form S-1, as amended, of the Company, filed with the SEC on November 30, 2023, and the Company’s other filings with the SEC. The forward-looking statements speak only as of the date of this Form 8-K or as of the date such statements were made. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2024	FALCON’S BEYOND GLOBAL, INC.

	By:	/s/ Bruce A. Brown
	Name:	Bruce A. Brown
	Title:	Chief Legal Officer and Corporate Secretary

2